UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) —  September 9, 2026

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2026, Plains All American Pipeline, L.P. (“PAA” or the “Issuer”) completed the public offering (the “Offering”) of $700,000,000 aggregate principal amount of 6.750% Series A Junior Subordinated Notes due 2056 (the “Series A Notes”) and $800,000,000 aggregate principal amount of 7.000% Series B Junior Subordinated Notes due 2056 (the “Series B Notes,” and, together with the Series A Notes, the “Notes”).

The terms of the Notes are governed by the Subordinated Indenture (the “Subordinated Indenture,” and as amended and supplemented by the Supplemental Indentures (defined below), the “Indenture”) dated as of September 14, 2026 by and between the Issuer and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 14, 2026, by and between the Issuer and the Trustee (the “1st Supplemental Indenture”) relating to the issuance of the Series A Notes and the Second Supplemental Indenture, dated as of September 14, 2026, by and between the Issuer and the Trustee (the “2nd Supplemental Indenture,” and, together with the 1st Supplemental Indenture, the “Supplemental Indentures”) relating to the issuance of the Series B Notes.

The Notes will mature on December 15, 2056. Interest is payable on the Notes on each of June 15 and December 15, commencing on June 15, 2027.

The interest rates on the Series A Notes and the Series B Notes will be subject to adjustment on December 15, 2031 and December 15, 2036, respectively (the “First Reset Date”), and on each five-year anniversary thereafter. The adjusted interest rates will be based on the then applicable Five-Year U. S. Treasury Rate plus a spread; provided that the interest rate during such periods will not reset below the initial interest rate of the applicable series of Notes. In addition, the Series A Notes and the Series B Notes will be subject to redemption by PAA during the 90-day period prior to the applicable First Reset Date and thereafter on any applicable interest payment date. Further, the Issuer may redeem some or all of the Notes at such other times and subject to such other restrictions specified in the Indenture.

The Notes are PAA’s unsecured obligations, and will rank junior and subordinate in right of payment to the prior payment of PAA’s existing and future senior indebtedness. The Notes will rank equally in right of payment with any future unsecured indebtedness that PAA may incur from time to time if the terms of such indebtedness provide that it ranks equally with the Notes in right of payment. None of PAA’s subsidiaries will guarantee the Notes.

Other material terms of the Notes, the Subordinated Indenture and the Supplemental Indentures are described in the prospectus supplement, dated September 9, 2026 (the “prospectus supplement”), to the prospectus, dated September 6, 2024, which is included in the Registration Statement (as defined below). The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to such Indenture (including the forms of Notes attached thereto). Copies of the Subordinated Indenture, 1st Supplemental Indenture and the 2nd Supplemental Indenture are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On September 9, 2026, the Issuer entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the Offering.

The Notes were offered and sold under the Issuer’s shelf registration statement on Form S-3 (Registration No. 333-281967) filed with the U.S. Securities and Exchange Commission on September 6, 2024 (the “Registration Statement”), and are described in the prospectus supplement.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated September 9, 2026 by and among Plains All American Pipeline, L.P. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein.

4.1	Subordinated Indenture, dated September 14, 2026, by and between Plains All American Pipeline, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated September 14, 2026, by and between Plains All American Pipeline, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 6.750% Series A Junior Subordinated Notes due 2056 (included as Exhibit A in Exhibit 4.2).

4.4	Second Supplemental Indenture, dated September 14, 2026, by and between Plains All American Pipeline, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.5	Form of 7.000% Series B Junior Subordinated Notes due 2056 (included as Exhibit A in Exhibit 4.4).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner
	By:	Plains AAP, L.P., its sole member
	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel & Secretary

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